UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 9, 2019

CINCINNATI BELL INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
221 East Fourth Street
Cincinnati, OH 45202
(Address of Principal Executive Office)
Registrant's telephone number, including area code: (513) 397-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares ($0.01 par value)	CBB	New York Stock Exchange
Depositary Shares, each representing 1/20 interest in a Share of 6 ¾% Cumulative Convertible Preferred Stock, without par value	CBB.PB	New York Stock Exchange

ITEM 1.01- ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 9, 2019 (the “Closing Date”), Cincinnati Bell Inc. (the “Company”), together with certain of its U.S. and Canadian subsidiaries, made amendments to the Company’s accounts receivables securitization program (the “Accounts Receivables Securitization Program”). In connection therewith, the Company entered into (i) the Second Amendment to Second Amended and Restated Purchase and Sale Agreement, dated as of the Closing Date (the “Second PSA Amendment”), by and among the Originators identified therein, each of which is a direct or indirect wholly owned subsidiary of the Company (the “Originators”), Cincinnati Bell Funding LLC, a Delaware limited liability company and a wholly owned special purpose subsidiary of the Company (“CB Funding”), and the Company, as Servicer, (ii) the First Amendment to Receivables Purchase Agreement, dated as of the Closing Date, by and among CB Funding as Seller, the Company as Servicer, and PNC Bank, National Association as Buyer (the “First RPA Amendment”) and, (iii) the Second Amendment to Receivables Financing Agreement, dated as of the Closing Date (the “Second RFA Amendment” and, together with the Second PSA Amendment and the First PSA Amendment, the “Amendments”), by and among CB Funding and Cincinnati Bell Funding Canada Ltd., an Ontario corporation, as Borrowers, the Company and OnX Enterprise Solutions Ltd., an Ontario corporation, as Servicers, the various Lenders, Letter of Credit Participants and Group Agents from time to time party thereto, PNC Bank, National Association, as Administrator and Letter of Credit Bank, and PNC Capital Markets, as Structuring Agent. The Amendments amend the Accounts Receivables Securitization Program to, among other things: (i) renew the facility for an additional 364 days, to May 7, 2020, (ii) to add provisions for a successor to LIBOR in the event LIBOR is no longer applicable, and (iii) make technical changes to account for the continued integration of the Company’s Hawaiian Telcom and OnX acquisitions into the facility.

The foregoing descriptions of each of the Second PSA Amendment, the First RPA Amendment, and the Second RFA Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of each, copies of which are filed as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated herein by reference.

ITEM 2.03- CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The disclosure set forth under Item 1.01 above is incorporated herein by reference.

ITEM 9.01- FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibit No.	Description
99.1
Second Amendment to Second Amended and Restated Purchase and Sale Agreement, dated as of May 9, 2019, by and among the Originators identified therein, Cincinnati Bell Funding LLC, Cincinnati Bell Inc., as Servicer.

99.2
First Amendment to Receivables Purchase Agreement, dated as of May 9, 2019, by and among Cincinnati Bell Funding LLC as Seller, Cincinnati Bell Inc. as Servicer, and PNC Bank, National Association, as Buyer.

99.3
Second Amendment to Receivables Financing Agreement, dated as of May 9, 2019, by and among Cincinnati Bell Funding LLC and Cincinnati Bell Funding Canada Ltd., as Borrowers, Cincinnati Bell Inc. and OnX Enterprise Solutions Ltd., as Servicers, the Lenders, Letter of Credit Participants and Group Agents from time to time party thereto, PNC Bank, National Association, as Administrator and Letter of Credit Bank, and PNC Capital Markets, as Structuring Agent.

EXHIBIT INDEX

Exhibit No.	Description
99.1
Second Amendment to Second Amended and Restated Purchase and Sale Agreement, dated as of May 9, 2019, by and among the Originators identified therein, Cincinnati Bell Funding LLC, Cincinnati Bell Inc., as Servicer.

99.2
First Amendment to Receivables Purchase Agreement, dated as of May 9, 2019, by and among Cincinnati Bell Funding LLC as Seller, Cincinnati Bell Inc. as Servicer, and PNC Bank, National Association, as Buyer.

99.3
Second Amendment to Receivables Financing Agreement, dated as of May 9, 2019, by and among Cincinnati Bell Funding LLC and Cincinnati Bell Funding Canada Ltd., as Borrowers, Cincinnati Bell Inc. and OnX Enterprise Solutions Ltd., as Servicers, the Lenders, Letter of Credit Participants and Group Agents from time to time party thereto, PNC Bank, National Association, as Administrator and Letter of Credit Bank, and PNC Capital Markets, as Structuring Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date:	May 10, 2019	By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President and General Counsel